UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006



                               EVANS SYSTEMS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   TEXAS                                                        74-1613155
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(State or other jurisdiction                                (IRS Employee
of incorporation or organization)                           Identification No.)


5500 Military Trail, Suite 22-360
Jupiter, Florida                                                33458
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (561) 459-1372


                           #390-1285 N. Telegraph Road
                             Monroe, Michigan 48162
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                         (former address of Registrant)


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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On September 11, 2006, the Company issued 40,000,000 restricted shares of its common stock to Homeland Integrated Security Systems, Inc. in exchange for cash consideration of $500,000 pursuant to the terms of a Stock Purchase Agreement (the "Agreement").

     On September 11, 2006 the Company issued an aggregate of 375,000 restricted shares of its common stock to the following in exchange for services rendered:
Blair Couey - 125,000 shares; Randy M. Clapp - 125,000 shares; and Dan Willis - 125,000 shares.

     On September 11, 2006 the Company issued an aggregate of 30,000,000 restricted shares of its common stock to the following in exchange for services rendered: Fred Wicks - 10,000,000 shares; Brian Riley - 10,000,000 shares; and Ian Riley - 10,000,000.

     Each of the issuances set forth above were made in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933. None of the transactions involving any public offering, each investor was an accredited or sophisticated investor, each investor had access to the type of information normally provided in a prospectus, and no public solicitation or general advertising was used in connection with these issuances.


ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

     On September 11, 2006 (the "Effective Date"), pursuant to the terms of the Agreement, Homeland Integrated Security Systems, Inc. purchased a total of 40,000,000 shares the Company's common stock for an aggregate of $500,000 in cash. The total of 40,000,000 shares represents 50.1% of all of the shares of common stock now outstanding. Homeland Integrated Security Systems, Inc. used cash to purchase the shares of the Company. As part of the acquisition, and pursuant to the Stock Purchase Agreement, the following changes to the Company's directors and officers have occurred:

     o As of September 11, 2006, Brian Riley, Fred Wicks and Ian Riley were appointed to the Board of Directors of the Company.

     o Blair Couey, Dan Willis and Randy M. Clapp resigned as members of the Company's Board of Directors and as officers of the Company, effective September 11, 2006.

     o Also as of September 11, 2006, Fred Wicks was appointed as Chairman of the Board of Directors, Chief Executive Officer, President and Chief Financial Officer, Brian Riley was appointed as the Company's Secretary and Treasurer, and Ian Riley was appointed as the Company's Chief Technology Officer.

     There are currently no arrangements that would result in a change in control of the Company

     In connection with the change in control, the Company changed its executive offices to 5500 Military Trail, Suite 22-360, Jupiter, FL 33458.






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



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     Pursuant to the Agreement, Blair Couey, Dan Willis and Randy M. Clapp resigned as directors of the Company (the "Former Directors"). The resignations of the Former Directors are not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Blair Couey also resigned as President, Chief Executive Officer and Acting Chief Financial Officer of the Company.

     Brian Riley, Fred Wicks and Ian Riley were appointed as the new directors of Company (the "New Directors"). In addition, Fred Wicks was appointed as Chairman of the Board of Directors, Chief Executive Officer, President and Chief Financial Officer, Brian Riley was appointed as the Company's Secretary and Treasurer, and Ian Riley was appointed as the Company's Chief Technology Officer.

     Set forth below is certain biographical information regarding the New Directors and Officers:

Fredrick W. Wicks: Chairman, Chief Executive Officer, President and Chief Financial Officer

     Mr. Wicks came to Homeland Integrated Security Systems, Inc. with a diverse background in domestic and international sales, marketing, product development and operations. Most notably, he is noted for his organizational skills and the ability to rapidly put together a highly effective sales team in the field. He has proven during his extensive experience as a P&L executive that he can increase sales dramatically while simultaneously cutting and containing costs. His background includes development and launch of several high technology products.

     Mr. Wicks joins HISS after a four year assignment as Senior Vice-President for a $13 Billion European factory automation corporation. He has also been an executive with Rockwell International Corporation, Grand Vehicle Works, LLC and the Wicks Marketing Group, Inc., a company he started and managed for nine years. He has an MBA degree from Wayne State University in Michigan.

     No transactions occurred in the last two years to which the Company was a party in which Mr. Wicks had or is to have a direct or indirect material interest. Mr. Wicks does not have an employment agreement with the Company.

Brian D. Riley: Director, Secretary, and Treasurer

     Mr. Riley is a 35 year veteran of both profit and not-for-profit businesses. He holds a BA in psychology and Sociology from East Carolina University. In addition he holds a Masters Degree in Clinical Psychology from East Carolina University and has completed additional graduate studies at the University of North Carolina and the University of California, San Diego campus. Mr. Riley has owned several businesses in the southeastern United States as well as serving as the Executive Director and CEO for several large not-for-profit corporations. In that capacity, he has specialized developing for-profit business ventures to support dwindling government support.

     No transactions occurred in the last two years to which the Company was a party in which Mr. Riley had or is to have a direct or indirect material interest. Mr. Riley does not have an employment agreement with the Company.




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



J. Ian Riley:  Director and Chief Technology Officer

     Mr. Riley is a 10 year veteran of the rapidly changing technology industry. He holds degrees and certifications in the technology field from Nokia, Motorola, Microsoft, Nextel, RIM and several colleges. During his tenure, he has been CEO and provided the technological leadership for three privately-held corporations. Through his abilities in systems integration, he is credited with the development of the Cyber Tracker. He currently serves as the CTO for Homeland Integrated Security Systems.

     No transactions occurred in the last two years to which the Company was a party in which Mr. Riley had or is to have a direct or indirect material interest. Mr. Riley does not have an employment agreement with the Company.



ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

     (a) Financial Statements of Business Acquired.

Not applicable.

     (b) Pro Forma Financial Information

Not applicable.


(c)  Exhibits.


Exhibit
Number    Description
------    ------------------------------------

2.1 Stock Purchase Agreement dated as of August 31, 2006 between the Company and Homeland Integrated Security Systems, Inc.





                               EVANS SYSTEMS, INC.


                             By: /s/ Fredrick Wicks
                                ----------------------------------
                                Fredrick  Wicks
                                CEO and President



Dated: September 13, 2006


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